Rule 497(k)
                                                            File No. 333-125751



                                                           First Trust
First Trust                                                Exchange-Traded Fund
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SUMMARY PROSPECTUS


First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund

Ticker Symbol:  VIXH
Exchange:       NYSE Arca, Inc.





Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at http://www.ftportfolios.com/retail/ETF/ETFfundnews.aspx?Ticker=VIXH. You can also get this information at no cost by calling (800) 621-1675 or by sending an e-mail request to info@ftportfolios.com. The Fund's prospectus and statement of additional information, both dated May 1, 2014, are all incorporated by reference into this Summary Prospectus.






INVESTMENT OBJECTIVE

First Trust CBOE(R) S&P 500(R) VIX(R) Tail Hedge Fund (the "Fund") seeks investment results that correspond generally to the price and yield, before the Fund's fees and expenses, of an equity index called the CBOE(R) VIX(R) Tail Hedge Index (the "Index").





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  May 1, 2014
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FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

   SHAREHOLDER FEES (fees paid directly from your investment)

   Maximum Sales Charge (Load) Imposed on Purchases
      (as a percentage of offering price)                                   None

   ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

           Management Fees                                                 0.60%
           Distribution and Service (12b-1) Fees (1)                       0.00%
           Other Expenses                                                  0.00%
                                                                        --------
        Total Annual Fund Operating Expenses                               0.60%

   EXAMPLE

   The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels until April 30, 2015. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


           1 Year           3 Years          5 Years         10 Years
             $61             $238             $438            $1,018

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   (1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before April 30, 2015.

   PORTFOLIO TURNOVER

   The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 4% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks and call options included in the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. First Trust Advisors L.P. ("First Trust") seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.

Pursuant to an arrangement with Chicago Board Options Exchange, Incorporated ("CBOE"), S&P Dow Jones Indices LLC ("SPDJI") has certain rights to license the Index to third parties. SPDJI has licensed the Index to First Trust for use by First Trust and the Fund. CBOE compiles, maintains and owns the Index. The Index is designed to provide a benchmark for investors interested in hedging tail risk (as described below) in an S&P 500 portfolio. As of March 31, 2014, the Index was comprised of 500 securities.

The Index is composed of each of the equity securities comprising the S&P 500 and an out-of-the-money call option position on the Chicago Board Options Exchange Market Volatility Index (the "VIX Index"). The VIX Index is quoted in percentage points, is calculated and disseminated in real-time by CBOE and is a way of measuring the market's expectation of volatility in the S&P 500 over the next 30-day period. Historically, the VIX Index has ranged in value from 0 to
100. As of the date of this prospectus, it has never exceeded a value of 100; however, during periods of sustained extreme volatility, the Index value could exceed 100. For example, a VIX Index level of 30 would represent an expected annualized range of returns for the S&P 500 of 30%, either up or down, over the next 30 days. A higher value in the VIX Index indicates greater expected volatility in the S&P 500 over the next 30 days.

The Index, and in turn the Fund, tracks the performance of an S&P 500 stock portfolio (with dividends reinvested), and call options on the VIX Index. The amount of the Index allocated to call options on the VIX Index is reevaluated and rebalanced each month, depending on the level of forward expected volatility in the S&P 500, as measured by the closest to maturity VIX Index futures. Depending upon this forward expected volatility, the Index, and in turn the Fund, may allocate 0%, 0.5% or 1% of its portfolio to purchasing call options on the VIX Index.

A steep and sudden drop in equity market prices, such as a downward move of 20% or more in a month, is thought of as an unlikely or "tail" occurrence. The Index is designed to help cope with these extreme downward movements in the market by hedging its portfolio through purchasing call options on the VIX Index, or "tail hedging." Historically, there has been a negative correlation between the VIX Index and the S&P 500; during periods of time when the S&P 500 declines in value, the VIX Index tends to rise. Therefore, the Fund's purchase of call options on the VIX Index may offset some of the losses incurred in the S&P 500 due to a tail occurrence; however, there is no guarantee that the tail hedging strategy utilized by the Index, and in turn the Fund, will offset such losses. Additionally, under certain circumstances, the Index, and in turn the Fund, may be invested only in stocks in the S&P 500, which would prevent the Fund from hedging against any losses caused by increased volatility due to an unexpected event.

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

DERIVATIVES RISK. The use of options and other derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the Fund's portfolio managers use derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund.

The option positions employed, as dictated by the attempt to replicate the Index, may present additional risk. The value of an option may be adversely affected if the market for the option becomes less liquid or smaller, and will be affected by changes in the value and dividend rates of the stock subject to the option, an increase in interest rates, a change in the actual and perceived volatility of the stock market and the common stock and the remaining time to expiration. Additionally, the value of an option does not increase or decrease at the same rate as the underlying stock (although they generally move in the same direction).

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

INDEX CORRELATION RISK. You should anticipate that the value of Fund shares will decline more or less in correlation with any decline in the value of the Fund's Index.

INFORMATION TECHNOLOGY COMPANIES RISK. The Fund invests in information technology companies, which are generally subject to the risks of rapidly changing technologies; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, especially those which are Internet related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall Fund share values could decline generally or could underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issuers.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations, and the securities may be issued by companies concentrated in a particular industry if the Index is so concentrated. Therefore, the Fund will generally not sell a security because its issuer is in financial trouble, unless that security is removed or is anticipated to be removed from the Index.

ANNUAL TOTAL RETURN

The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value for the past year as well as the average annual Fund and Index returns for the one year and since inception periods ended December 31, 2013. The bar chart and table provide an indication of the risks of investing in the Fund by showing how the Fund's average annual total returns based on net asset value compare to those of the Index and a broad-based market index. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.


FIRST TRUST CBOE(R) S&P 500(R) VIX(R) TAIL HEDGE FUND--TOTAL RETURN

                    CALENDAR YEAR TOTAL RETURNS AS OF 12/31

                       Performance Year     Total Return
                       ----------------     ------------
                       2013                 19.00%

During the one-year period ended December 31, 2013, the Fund's highest and lowest calendar quarter returns were 7.58% and 0.71%, respectively, for the quarters ended March 31, 2013 and June 30, 2013. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2013

                                                                             1 Year    Since Inception
                                                                                          (8/29/2012)
      Returns Before Taxes                                                    19.00%        12.70%
      After Taxes on Distributions                                            18.20%        11.97%
      After Taxes on Distributions and Sale of Shares                         10.72%         9.38%
      CBOE(R) VIX(R) Tail Hedge Index (reflects no deduction for fees,
        expenses or taxes)                                                    19.43%        13.15%
      S&P 500(R) Index (reflects no deduction for fees, expenses or taxes)    32.39%        25.07%

MANAGEMENT

   INVESTMENT ADVISOR

   First Trust Advisors L.P. ("First Trust" or the "Advisor")

   PORTFOLIO MANAGERS

   The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

    o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

    o Jon C. Erickson, Senior Vice President of First Trust;

    o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

    o Roger F. Testin, Senior Vice President of First Trust;

    o Stan Ueland, Senior Vice President of First Trust;

    o John Gambla, Senior Portfolio Manager, First Trust; and

    o Rob A. Guttschow, Senior Portfolio Manager, First Trust.

   Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2012.

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are issued and redeemed principally in-kind for securities included in the Fund's portfolio, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares may only be purchased and sold on NYSE Arca through a broker-dealer. Shares of the Fund trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.




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